Exhibit 10.11

SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of May 8, 2012 (this “Amendment”), between NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., a Delaware limited liability company (the “Borrower”), WELLS FARGO SECURITIES, LLC, a Delaware limited liability company (the “Administrative Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as a lender (the “Lender”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral custodian (the “Collateral Custodian”).

WHEREAS, the Borrower, the Administrative Agent, the Lender, the other lenders party from time to time thereto and the Collateral Custodian, are party to the Amended and Restated Loan and Security Agreement, dated as of May 19, 2011 (as amended from time to time prior to the date hereof, the “Loan and Security Agreement”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; and

WHEREAS, the Borrower, the Administrative Agent, the Collateral Custodian and the Lender desire to amend the Loan and Security Agreement, in accordance with Section 12.1 of the Loan and Security Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.                                          Defined Terms.  Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement.

ARTICLE II

Amendments to Loan and Security Agreement

SECTION 2.1.                                          Section 1.1 of the Loan and Security Agreement shall be amended by deleting the definitions of “Applicable Spread”, “Commitment Reduction Percentage”, “Facility Maturity Date” and “Revolving Period End Date” and inserting in lieu thereof the following:

“Applicable Spread”:  A rate per annum equal to 2.75%; provided that (i) after the first anniversary of the Closing Date, the Applicable Spread may be increased by a rate per annum not to exceed to 0.50% upon the occurrence of an Applicable Spread Increase Event; (ii) if the Applicable Spread has been increased following an Applicable Spread Increase Event, the Applicable Spread shall, subject to the limitations in clauses (iii) and (iv) of this definition, be reduced to a rate equal to 2.75% upon the first Business Day following the occurrence of an Applicable Spread Decrease Event; (iii) any adjustment to the Applicable Spread shall remain effective until the later of (A) the next Applicable Spread Event and (B) the date that is 364 days after such adjustment; (iv) there shall only be one (1) Applicable Spread Event during any 364-day period; (v) so long as no Event of Default has occurred and is continuing, the Applicable Spread shall not be greater than a rate per annum equal to 4.25%; and (vi) at no time shall the Applicable Spread be less than a rate of 2.75% per annum.

“Commitment Reduction Percentage”: (a) On or prior to October 21, 2012, a rate per annum equal to 3.0%, (b) after October 21, 2012 and on or prior to October 21, 2013, a rate per annum equal to 2.0%, (c) after October 21, 2013 and on or prior to August 28, 2014, a rate per annum equal to 1.0% and (d) after August 28, 2014, zero.

“Facility Maturity Date”:  October 27, 2016.

“Revolving Period End Date”: The earliest to occur of (a) October 27, 2014, (b) a Permanent BDC Asset Coverage Event and (c) the date of the declaration of the Revolving Period End Date pursuant to Section 9.2(a).

SECTION 2.2.                                          Section 2.3(a)(iii) of the Loan and Security Agreement shall be amended by deleting “August 22, 2012” and inserting “August 28, 2014” in lieu thereof.

ARTICLE III

Representations and Warranties

SECTION 3.1.                                          The Borrower hereby represents and warrants to the Administrative Agent and the Lender that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1.                                          This Amendment shall become effective upon the satisfaction of the following conditions (or until such conditions are waived in writing by the Administrative Agent in its sole discretion):

(a)                                 the execution and delivery of this Amendment by the parties hereto;

(b)                                 the Borrower shall have paid, or caused to be paid, to the Administrative Agent a structuring fee in an amount equal to $800,000;

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(c)                                  the Administrative Agent shall have received satisfactory evidence that the Borrower has obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby; and

(d)                                 the Administrative Agent shall have received the executed legal opinion or opinions of Simpson Thacher & Bartlett LLP, counsel to the Borrower, covering authorization and enforceability of this Amendment in form and substance acceptable to the Administrative Agent in its reasonable discretion.

ARTICLE V

Miscellaneous

SECTION 5.1.                                          Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2.                                          Severability Clause.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3.                                          Ratification.  Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Amendment shall form a part of the Loan and Security Agreement for all purposes.

SECTION 5.4.                                          Counterparts.  The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5.                                          Headings.  The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., as the Borrower

By:	/s/ Adam Weinstein
Name:	Adam Weinstein
Title:	Chief Financial Officer and Treasurer

[Signature Page to Sixth Amendment to A&R Loan and Security Agreement]

WELLS FARGO SECURITIES, LLC, as Administrative Agent

By:	/s/ Allan Schmitt
	Name:	Allan Schmitt
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, representing 100% of the aggregate Commitments of the Lenders in effect as of the date hereof

By:	/s/ Kevin Sunday
	Name:	Kevin Sunday
	Title:	Director

[Signature Page to Sixth Amendment to A&R Loan and Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Custodian

By:	/s/ Michael Roth
	Name:	Michael Roth
	Title:	Vice President

[Signature Page to Sixth Amendment to A&R Loan and Security Agreement]